_______________________________________________________________________________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                  ______________________________________________

                                    FORM 8-K/A
                                 AMENDMENT NO. 1

                                  CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                  ______________________________________________


       Date of Report (Date of earliest event reported):  April 1, 1997


                          ROBERTS REALTY INVESTORS, INC.
               (Exact name of Registrant as specified in charter)



            GEORGIA                   0-28048                  56-2122873
  (State or other Jurisdiction  (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                Identification Number)


    8010 ROSWELL ROAD, SUITE 120, ATLANTA, GEORGIA          30350
       (Address of principal executive offices)           (Zip Code)

                                  (770) 394-6000
              (Registrant's Telephone Number, including Area Code)


_______________________________________________________________________________

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     The registrant hereby amends its report on Form 8-K filed on April 16, 1997 by deleting the text under Item 2 and replacing it with the following:

     On April 1, 1997, Roberts Realty Investors, Inc. (the "Company") acquired Roberts Properties Management, L.L.C. ("Roberts Management"), the property management company that has managed the Company's multifamily apartment communities since the Company's inception. The Company presently owns 11 multifamily apartment communities containing a total of 2,194 apartment homes, 231 of which are under construction or development. The Company's independent Directors (Messrs. James M. Goodrich, George W. Wray, Jr., Wm. Jarell Jones and Dennis H. James) determined that it was in the best long-term interests of the Company to manage its own communities. Because Roberts Management had provided high quality property management services to the Company, the independent Directors negotiated with Mr. Roberts to purchase Roberts Management. The Company now internally manages its properties using Roberts Management's property management expertise and systems, and the 45 property management personnel formerly employed by Roberts Management. The Company no longer has to pay 5% of gross property revenues to Roberts Management for property management services.

     Roberts Properties Residential, L.P. (the "Operating Partnership") issued a total of 590,000 units of limited partnership interest ("Units") valued at $10.00 per Unit or $5,900,000 to purchase Roberts Management. The purchase price was negotiated between Mr. Roberts (for Roberts Management) and the
Company's independent Directors.   The independent Directors took into account,
among other factors:

     - the cash flow savings to the Company of approximately $140,000 per year, which will increase over time as more Communities are added to the Company's portfolio;

     -    a valuation of Roberts Management by an independent valuation firm;

     - the high quality of management services historically provided by Roberts Management;

     -    the value of continuity in those services; and

     - advice from investment banking firms that the Company should become internally managed before the Company's Common Stock is listed on an exchange.

     The $10.00 per Unit value, which is the highest price paid to date for the Company's securities, was determined by the independent Directors. The independent Directors considered the following factors, among others:

     - their belief that the Company's liquidation value was equal to $10.34 per Unit;


                                           2

     - the Company's historical practice of issuing securities at a discount to current liquidation value; and

     - the Company's historical practice of issuing securities at increasingly higher prices as the liquidation value has increased.

     The acquisition was structured as a merger of Roberts Management into the Operating Partnership, the limited partnership through which the Company owns its properties and conducts its business. (The Company now owns a 55.4% interest in the Operating Partnership and is its sole general partner.) Of the 590,000 Units issued in the merger, Mr. Roberts received 551,650 Units, and twelve other employees of Roberts Management received 38,350 Units that are subject to certain repurchase options held by Mr. Roberts which are exercisable upon the holder's cessation of employment by the Operating Partnership (which has subordinate repurchase options that are exercisable if Mr. Roberts fails to exercise his option in any instance). The number of Units subject to such options gradually declines to zero over a seven year period from the date each holder acquired his or her member interest in Roberts Management. No cash or consideration other than Units was paid in connection with the merger.

     In April 1995, Roberts Properties Management, Inc. was selected as the Property Management Company of the Year by the National Association of Home Builders' National Council of the Multifamily Industry.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     The registrant hereby amends its report on Form 8-K filed on April 16, 1997 by deleting the text under Item 7 and replacing it with the following:

(a)  Financial Statements of Businesses Acquired

     As stated in Item 2, the Company acquired Roberts Management on April 1, 1997, through a merger of Roberts Management into the Operating Partnership, the limited partnership through which the Company owns and operates its properties. In connection with the transaction, the Operating Partnership issued 590,000 Units valued at $5,900,000 to the former owners of Roberts Management.

     Because Roberts Management, a related party, managed only the properties belonging to the Company and had no third party management contracts, the Company will account for the transaction as, in substance, the settlement of a contract. Accordingly, the Company will expense the entire $5,900,000 payment in the second quarter of 1997.

     Because this transaction does not represent a business combination accounted for as either a purchase or a pooling of interests and because no significant assets have been acquired, the Company is not required under Item 310(c) of Regulation S-B to furnish financial statements of Roberts Management.




(b)  Pro Forma Financial Statements

     Although not required under Item 310(d) of Regulation S-B, the Company believes that the following information would be useful to investors.
     Upon the Company's acquisition of Roberts Management on April 1, 1997, the existing management contracts were terminated and the Company began managing its properties internally. Assumption of internal property management responsibilities will result in the elimination of property management fee expenses and the assumption of various direct property management expenses, principally general and administrative expenses. The salaries of on-site property management personnel were already paid by the Company and included in the historical financial statements.

     As stated in Item 7(a), the transaction resulted in a non-recurring charge of $5,900,000 to be reported in the Company's financial statements for the quarter ended June 30, 1997. This charge is not reflected in the accompanying pro forma statements of operations but is reflected in the accompanying pro forma balance sheet as an increase in accumulated deficit and corresponding increases in minority interest and additional paid in capital based upon the pro forma ratio of total Units and shares of Common Stock outstanding at March 31, 1997.

     The pro forma financial statements include a balance sheet as of March 31, 1997 and statements of operations for the three months ended March 31, 1997 and for the year ended December 31, 1996.

ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 1997
(Unaudited)
------------------------------------------------------------------------------
(Dollars in Thousands)


                                        Roberts
                                        Properties
                                        Management                    The Company
                         The Company    L.L.C.         Pro Forma      Pro Forma
                         Historical     Historical     Adjustments    Consolidated
                         -----------    ----------     -----------    ------------
                         (A)            (B)

ASSETS
   Net real estate assets$ 113,120      $      5       $     (5)(C)   $ 113,120
   Cash & equivalents        5,952                                        5,952
   Restricted cash             622                                          622
   Other assets - Net        1,067           113            (74)(D)       1,106
                         ---------      --------       --------       ---------
                         $ 120,761      $    118       $    (79)      $ 120,800


LIABILITIES & SHAREHOLDERS'
 EQUITY
   Mortgage notes payable$  69,545                                    $  69,545
   Other liabilities         3,861      $     23                          3,884
                         ---------      --------       --------       ---------
                            73,406            23                         73,429

   Minority Interest        18,847                     $  2,280 (G)      21,127

   Shareholders' Equity:
      Common stock              42                                           42
      Additional paid-in capital   29,379    (147)        3,767 (E),(G)   32,999
      Accumulated deficit     (913)          242         (6,126)(F)      (6,797)
                         ---------      --------       --------       ---------
                            28,508            95         (2,359)         26,244
                         ---------      --------       --------       ---------
                         $ 120,761      $    118       $    (79)      $ 120,800


















ROBERTS REALTY INVESTORS, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 1997
------------------------------------------------------------------------------



A) Reflects the consolidated balance sheet of Roberts Realty Investors, Inc. as of March 31, 1997.

B) Reflects the balance sheet of Roberts Properties Management, L.L.C. (Roberts Management) as of March 31, 1997.

C) Reflects the elimination of the depreciable net assets of Roberts Management which were deemed to have no value.

D) Reflects the elimination of the unamortized balance of Roberts Management's management contracts which were canceled as a result of the transaction.

E) Reflects the elimination of the historical deficit in additional paid-in capital of Roberts Management of $147.000.

F) Reflects the non-recurring charge of $5,900,000 resulting directly from the transaction and the elimination of the historical retained earnings of Roberts Management of $242,000 less a $16,000 credit for certain net assets acquired.

G) Reflects the adjustment to minority interest ($2,280,000) and additional paid-in capital ($3,620,000) resulting from the issuance of 590,000 additional units valued at $5,900,000.



















ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
(Unaudited)
------------------------------------------------------------------------------
(Dollars in Thousands)


                                        Roberts
                                        Properties
                                        Management,
                              The CompanyL.L.C.   Pro Forma      The Company
                              HistoricalHistoricalAdjustments    Pro Forma
                              ---------------------------------  -----------
                              (A)       (B)

OPERATING REVENUES:           $    15,197$       874$      (874) (C),(D)$   15,197
                              ---------------------------------  ---------

OPERATING EXPENSES:
   Personnel                        1,365                             1,365
   Utilities                          932                               932
   Repairs, maintenance, and landscaping        956                     956
   Real estate taxes                1,149                             1,149
   Management fees to related party        760           (760) (C)
   Marketing, insurance & other        689                              689
   General and administrative expenses        926        491          1,417
   Depreciation of real estate taxes      4,974          2         (2) (E)     4,974
                              ---------------------------------  ----------

      Total operating expenses     11,751        493       (762)     11,482
                              ---------------------------------  ----------

INCOME FROM OPERATIONS              3,446    381         (112)        3,715
                              ---------------------------------  ----------

OTHER INCOME (EXPENSES):
   Interest income                    353          3                    356
   Interest expense                (3,724)                           (3,724)
   Amortization expense              (208)   (19)          19 (F)              (208)
                              ---------------------------------  ----------

      Total other income (expenses)     (3,579)        (16)         19    (3,576)

INCOME (LOSS) BEFORE MINORITY
    INTEREST                         (133)        365        (93)       139

MINORITY INTEREST                      52                (114) (G)       (62)
                              ---------------------------------  ----------

INCOME (LOSS) BEFORE
   EXTRAORDINARY ITEM                 (81)        365       (207)        77

EXTRAORDINARY ITEM                    (99)               8              (91)
                              ---------------------------------  ----------

NET INCOME (LOSS)             $      (180)$       365$      (199)$      (14)





PER SHARE DATA  (H):

INCOME (LOSS) BEFORE
EXTRAORDINARY ITEM            $     (0.02)                       $     0.02

   NET LOSS                   $     (0.05)                       $     0.00

Weighed average common shares   3,799,567                         3,799,567






























































ROBERTS REALTY INVESTORS, INC.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------



A) Reflects the Company's historical consolidated statement of operations for the year ended December 31, 1996.

B) Reflects the historical statement of operations for the year ended December 31, 1996 of Roberts Properties Management, L.L.C. (Roberts Management).

C) Reflects the elimination of $760,000 of management fees paid to Roberts Management by Roberts Properties Residential, L.P. (the Operating Partnership).

D) Reflects the elimination of $114,000 of management fees paid to Roberts Management on certain properties prior to their inclusion in the Operating Partnership.

E) Reflects the elimination of depreciation expense on certain assets held by Roberts Management deemed to have no future value.

F) Reflects the elimination of amortization expense resulting from the cancellation and write-off of Roberts Management's unamortized management contracts.

G) Reflects the adjustment to reflect the 44.4% minority interest that would exist had the purchase of Roberts Management occurred on January 1, 1996.

H) Based on 3,799,567 weighted average shares of Common Stock outstanding. Earnings per share is unaffected by partners who receive units in the Operating Partnership instead of shares of Common Stock of the Company because unitholders and shareholders effectively share equally in the net income or loss of the Operating Partnership.














ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 1997
(Unaudited)
------------------------------------------------------------------------------
(Dollars in Thousands)


                                        Roberts
                                        Properties
                                        Management,
                              The CompanyL.L.C.   Pro Forma The Company
                              HistoricalHistoricalAdjustmentsPro Forma
                              ------------------------------------------
                              (A)       (B)

OPERATING REVENUES:           $     4,251$       211$      (211)(C)$     4,251
                              ---------------------------------------------

OPERATING EXPENSES:
   Personnel                          439                           439
   Utilities                          275                           275
   Repairs, maintenance, and landscaping        277                 277
   Real estate taxes                  365                           365
   Management fees to related party        211            (211)(D)
   Marketing, insurance & other        244                          244
   General and administrative expenses        248        183        431
   Depreciation of real estate taxes      1,414                   1,414
                              ---------------------------------------------
      Total operating expenses      3,473        183   (211)      3,445
                              ---------------------------------------------

INCOME FROM OPERATIONS                778         28                806
                              ---------------------------------------------
OTHER INCOME (EXPENSES):
   Interest income                     74                            74
   Interest expense                (1,141)                       (1,141)
   Amortization expense               (35)    (7)            7(E)          (35)
                              ---------------------------------------------
      Total other income (expenses)     (1,102)         (7)           7     (1,102)
                              ---------------------------------------------

INCOME (LOSS) BEFORE MINORITY
    INTEREST                         (324)         21           7       (296)

MINORITY INTEREST                     129                    3(F)         132
                              ---------------------------------------------

NET INCOME (LOSS)             $      (195)$        21$         10$      (164)
                              ---------------------------------------------

PER SHARE DATA (G):

   NET LOSS                   $     (0.05)                  $     (0.04)
                              -----------                   -----------

Weighed average common shares   4,186,329                     4,186,329




ROBERTS REALTY INVESTORS, INC.

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 1997

------------------------------------------------------------------------------



A) Reflects the Company's historical consolidated statement of operations for the three months ended March 31, 1997.

B) Reflects historical statement of operations for the three months ended March 31, 1997 of Roberts Properties Management, L.L.C. (Roberts Management).

C) Reflects the reduction in management fee income received as a result of the elimination upon the merger of management fees paid to Roberts Management by Roberts Properties Residential, L.P. (the Operating Partnership).

D) Reflects the elimination of management fees paid to Roberts Management upon the merger.

E) Reflects the elimination of amortization expense resulting from the write-off of Roberts Management's unamortized management contracts.

F) Reflects the adjustment to reflect the 44.6% minority interest that would exist had the purchase of Roberts Management occurred on January 1, 1997.

G) Based on 4,186,329 weighted average shares of Common Stock outstanding. Earnings per share is unaffected by partners who receive units in the Operating Partnership instead of shares of Common Stock of the Company because unitholders and shareholders effectively share equally in the net income or loss of the Operating Partnership.

















(c)  Exhibits

     The following exhibits are incorporated by reference from the Company's initial filing on Form 8-K on April 16, 1997.

     Exhibit No.    Description
     -----------    -----------

     2.1 Agreement and Plan of Merger by and between Roberts Properties Residential, L.P. and Roberts Properties Management, L.L.C., dated April 1, 1997.

               [The following schedules and attachments to the foregoing Agreement and Plan of Merger are omitted from this report pursuant to Item 601 of Regulation S-B.]

               Exhibit A      Certificate and Articles of Merger (filed as
                              Exhibit 4.2.7 as noted below)

               Exhibit B      Repurchase Option Agreement by and among Charles
                              S. Roberts, the Members with Article 6A
                              Interests, and Roberts Properties Residential,
                              L.P.

               Exhibit C      Articles of Organization of Roberts Properties
                              Management, L.L.C.

               Exhibit D      Operating Agreement of Roberts Properties
                              Management, L.L.C.

               Schedule 2.5 Certain Financial Statements of Roberts Properties Management, L.L.C.

               Schedule 2.8   Headquarters and Other Locations

               Schedule 2.10  Certificate of Insurance

               Schedule 2.17  List of Manager Contracts


     4.2.7 Certificate and Articles of Merger filed with the Georgia Secretary of State merging Roberts Properties Management, L.L.C. with and into Roberts Properties Residential, L.P.








                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                   ROBERTS REALTY INVESTORS, INC.


Dated:  June 16, 1997              By:  /s/ Charles S. Roberts
                                        Charles S. Roberts
                                        Chairman of the Board, Chief Executive
                                        Officer and President





































                                         13